UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2019

LIFEWAY FOODS, INC.

(Exact name of registrant as specified in its charter)

ILLINOIS	000-17363	36-3442829
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6431 Oakton St. Morton Grove, IL		60053
(Address of principal executive offices)		(Zip code)

(847) 967-1010

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock	LWAY	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter). Emerging growth company ☐

If any emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02              Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 4, 2019, Lifeway’s Board of Directors has appointed Eric Hanson, 45, its Chief Financial and Accounting Officer, to the additional position of Treasurer. Mr. Hanson has served as our Chief Financial Officer since November 2018, our Chief Accounting Officer since May 2018, and as our Corporate Controller since July 2016. He also served as our interim Chief Financial Officer from May 2018 through August 2018 before we permanently appointed him to that position in November 2018. Prior to joining Lifeway, he served as Director of External Reporting for CPG International LLC in Skokie, Illinois from 2014 through July 2016; and as Audit Manager for Deloitte & Touche, LLP in Chicago, Illinois from 2012 through 2014. He also held various senior financial positions with Crowe Horwath from 2003 through 2012 and has over 20 years of financial reporting experience. Mr. Hanson holds a Bachelor of Science in Finance from the University of Illinois.

Also effective October 4, 2019, Lifeway’s Board of Directors has appointed Douglas A. Hass, 43, its General Counsel, to the additional position of Secretary. Mr. Hass has served as our General Counsel and Assistant Secretary since 2016. He has more than twenty-five years of legal, management, and operations experience, centered on technology-intensive businesses. He joined Lifeway in March 2016 from international law firm DLA Piper LLP (US). From 2009 through 2016, in private practice, Mr. Hass advised and represented a wide range of public and privately-held clients on a variety of labor and employment, corporate, and technology/new media matters and related litigation. From 1998 until 2006, Mr. Hass was Chief Operations Officer at ImageStream, a multinational telecommunications and Internet networking equipment manufacturer. Prior to 1998, Mr. Hass was Vice President and Partner at Skye/net, a major Midwest-based Internet service provider. He is the incoming Chair of the Association of Corporate Counsel’s Employment and Labor Law Network for the 2019-2020 year. He holds a Juris Doctor from Indiana University Maurer School of Law in Bloomington, Indiana.

No new compensatory or severance arrangements were entered into in connection with Mr. Hanson’s appointment as Treasurer or Mr. Hass’s appointment as Secretary.

Edward Smolyansky, 39, who served as Lifeway’s Treasurer since 2004 and as its Secretary since 2012 until Lifeway’s Board appointed Mr. Hanson and Mr. Hass to those positions, retains his position as Lifeway’s Chief Operating Officer.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     October 4, 2019

LIFEWAY FOODS, INC.
By:	/s/ Douglas A. Hass
Name: Douglas A. Hass Title: General Counsel and Corporate Secretary

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